FIDELITY SOUTHERN CORPORATION

Shareholders' Meeting

Atlanta, Georgia
April 28, 2005


Atlanta

"The Number One Community Bank With The Best Customer Service In Town"

Forward–Looking Disclaimer

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC" or "the Company"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FSC's senior management based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward- looking statement. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2004, and earnings releases for the year ended December 31, 2004, and the quarter ended March 31, 2005. Forward-looking statements contained in this or other public statements of FSC or made by its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation.

The 2003/2004 Focus

H. Palmer Proctor, Jr. - Fidelity Bank President

The Board of Directors of Fidelity Bank named H. Palmer Proctor, Jr. President of the Bank effective October 1, 2004. He was also elected as a member of the Boards of Directors of FSC and the Bank. Prior to being named President, Proctor was Senior Vice President of Commercial Lending and has been with the Bank since 1990.

Proctor has served in the past as manager of Branch Administration, Operations, Mortgage, and Investment Services. Proctor recently graduated from the Stonier Graduate School of Banking at Georgetown University and is also a graduate of Auburn University. He has served as Chairman of the Callanwolde Foundation, on the board of the Frazer Center, Fernbank Museum of Natural History, and PAGE (Professional Association of Georgia Educators).

Proctor has been instrumental in developing Fidelity's growth plan and directing its success.

Fidelity Southern Corporation

- Company Overview
- Franchise Value
- Strategic Focus
- The 2004/2005 Focus
- Financial Performance 2004/1Q 2005
- Looking Ahead

Company Overview

2004 Was a Record Setting Performance Year

- Average Interest-Earning Assets Grew 13.0%
- Net Charge-Offs Declined 39.9%
- Noninterest Income Climbed 5.8%
- Noninterest Expenses Declined 7.4%

Company Overview

2004 Was a Record Setting Performance Year - continued

- Income From Continuing Operations Increased 103.4%
- Net Income Grew 99.2%
- Common Stock Book Value Increased 7.9%
- Return on Equity Reached 10.3%

Company Overview

2004 Successes Positioned Fidelity for 2005 to:

- Increase the Dividend 40%
- Build on Solid Loan Growth
- Expand the Branch Network
- Improve Performance

Company Overview

First Quarter 2005

- Average Interest-Earning Assets Grew 11.3%
- Net Interest Income Grew 15.0%
- Net Charge-Offs Declined 42.1%
- Noninterest Income Declined 11.7%
- Noninterest Expenses Declined 1.3%

Company Overview

First Quarter 2005 - continued

- Net Income Increased 53.6%
- Return on Equity Grew to 11.4%
- Fidelity Strengthened Capital Position
- Dividend Increased 40.0%

Franchise Value

- Largest In-Town Atlanta Full-Service Community Bank
- Seasoned Management Team
- Strong Earnings Growth
- Strong Growth in Earning Assets
- Increasing Net Interest Income
- Improved Asset Quality

Franchise Value

- Excellent Expense Control
- Ethics-Based Corporation
  - Golden Rule - For Employees, Customers, Community and Shareholders
  - Corporate Governance
- Strong Infrastructure

Franchise Value: Atlanta MSA

- Vibrant, Growing City - 10 County MSA
  - 2000 Census 3.43 Mil 2004 Estimate 3.71 Mil
  - 2003 Estimate 3.67 Mil 2012 Est. Population 5.05 Mil
- Home of 120,000+ Businesses
- 5.1% Unemployment as of February 2005
- 44 Accredited Colleges and Universities
- Home of World's Busiest Airport

Franchise Value: Delivery System

Serving metropolitan Atlanta with 19 full-service branches, 38 ATMs and one internet (cyber) branch www.lionbank.com

- Current Branch
- Branch under construction


PICKENS
BARTOW
CHEROKEE
FORSYTH
BARROW
PAULDING
COBB
GWINNETT
WALTON
Atlanta
DOUGLAS
DEKALB
ROCKDALE
FULTON
CLAYTON
NEWTON
HENRY
FAYETTE
COWETA
SPALDING
BUTTS

Plans for 2005 include a new branch in Gwinnett and possible acquisition of additional branch sites.

Strategic Focus

Mission Statement

- To continue growth, improve earnings, and increase shareholder value,
- To treat customers, employees, community and shareholders according to the Golden Rule, and
- To operate within a culture of strong internal controls.

The 2004/2005 Focus

- Manage to the Mission Statement
- Continue Emphasis on Corporate Governance
- Keep Pace With Large Bank Technology
- Reinforce a Strong Sales Culture
  - Advertising
  - Training
  - Sales Oriented Incentive Programs

Financial Performance


Income from Continuing Operations (in 000's)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2002
2003
2004
1Q 04
1Q 05

	Years Ending December 31,			First Quarter	
	2002	2003	2004	2004	2005
Income from Continuing Operations	$ 3,179	$ 3,753	$ 7,632	$ 1,455	$ 2,235
Income from Discontinued Operations	8,216	78	-	-	-
Net Income	$11,395	$3,831	$7,632	$1,455	$2,235
Basic Earnings Per Share					
From Continuing Operations	$ .36	$ .42	$ .85	$ .16	$ .24
Net Income	1.29	.43	.85	.16	.24

Financial Performance Returns

Profitability Ratios[1]

	Year Ended December 31,			First Quarter	
	2002	2003	2004	2004	2005
Return on Average Assets	.34%	.36%	.66%	.53%	.73%
Return on Shareholders' Equity	5.10	5.29	10.29	8.16	11.40
Efficiency Ratio	77.50	78.89	67.75	71.85	66.35

1) From Continuing Operations

Financial Performance


Net Interest Income (in 000's)
$40,000
$30,000
$20,000
$10,000
$0
2002
2003
2004
1Q 04
1Q 05

	Years Ending December 31,			First Quarter	
	2002	2003	2004	2004	2005
Net Interest Income	$ 30,245	$ 32,880	$ 35,739	$ 8,361	$ 9,614
Net Interest Margin	3.43%	3.35%	3.22%	3.17%	3.30%
Daily Average Balances:					
Total Loans	$ 757,430	$ 831,243	$ 923,103	$ 862,176	$1,015,641
Earning Assets	882,947	986,485	1,115,149	1,065,941	1,186,889
Deposits	845,619	865,182	969,815	907,795	1,010,312

Financial Performance

Loan Portfolio[1]


8.9%
16.9%
10.3%
8.1%
4.8%
51.0%

	At December 31, 2003 (in millions)	2004 (in millions)	% Growth
Commercial	$ 70.1	$ 85.8	22.4%
RE – Construction	120.2	162.2	34.9
RE – Commercial	87.0	98.8	13.6
RE – Residential	58.6	77.4	32.1
RE - Home Equity	46.7	46.5	(0.4)
Consumer	413.1	490.5	18.7
	$795.7	$961.2	20.8

1) Excludes loans held-for-sale

Financial Performance

Loan Portfolio[1]



9.6%
17.2%
10.1%
8.8%
4.6%
49.7%

	December 31 2004 (in millions)	March 31, 2005 (in millions)	Percent Growth
Commercial	$ 85.8	$ 96.4	12.4%
RE – Construction	162.2	172.6	6.4
RE – Commercial	98.8	100.9	2.1
RE – Residential	77.4	88.4	14.2
RE - Home Equity	46.5	46.5	-
Consumer	490.5	498.5	1.6
	$961.2	$1,003.3	4.4

1) Excludes loans held-for-sale

Financial Performance


Deposits in millions
$600
$500
$400
$300
$200
$100
$0
2002
2003
2004
1Q 05
Noninterest Bearing
DDA & MM
Savings
Time

	At December 31,			2004/2003	March 31,	2005/2004
	2002	2003	2004	% Change	2005	% Change
Deposits						
Noninterest Bearing	$114	$111	$116	4.5%	$121	4.3%
Interest Bearing						
Demand and Money Market	158	169	251	48.5	243	(3.2)
Savings	106	131	127	(3.1)	131	3.1
Time	528	477	522	9.4	532	1.9
Total	$906	$888	$1,016	14.4	$1,027	1.1

Financial Performance

Asset Quality[1]

	Year Ended December 31,			First Quarter	
	2002	2003	2004	2004	2005
Net Charge-offs to Average Loans	.38%	.54%	.29%	.44%	.21%
Allowance for Loan Losses to Period End Loans	1.25	1.25	1.27	1.25	1.25
Nonperforming Loans to Total Loans	.48	.29	.16	.25	.11
Nonperforming Assets to Total Loans and Repossessions	.92	.49	.29	.40	.25
Allowance for Loan Losses to Nonperforming Loans and Repossessions	2.03x	3.14x	5.53x	3.55x	6.87x

1) From Continuing Operations

Financial Performance



Noninterest Income (in 000's)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2002
2003
2004
1Q 04
1Q 05

	Years Ending December 31,			First Quarter	
	2002	2003	2004	2004	2005
Service Charges and Fees	$ 6,265	$ 6,148	$ 5,588	$ 1,345	$ 1,299
Indirect Lending	3,364	3,039	4,321	1,108	1,028
Merchant Activities	5,072	-	-	-	-
Mortgage Banking	2,574	2,808	1,917	273	332
SBA Lending	455	35	768	350	54
Securities Gains	300	331	384	130	-
Other	1,593	1,395	1,572	415	483
Total Noninterest Income	$19,623	$13,756	$14,550	$3,621	$3,196

Financial Performance



Noninterest Expense (in 000's)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
2002
2003
2004
1Q 04
1Q 05

	Year Ended December 31,			First Quarter	
	2002	2003	2004	2004	2005
Salaries & Employee Benefits	$18,043	$18,755	$17,876	$4,507	4,690
Occupancy & Equipment	6,455	6,647	6,569	1,584	1,597
Merchant Processing	1,161	-	-	-	-
Professional & Other Services	4,109	3,044	2,340	573	677
Communication Expenses	1,485	1,433	1,375	316	329
Other Insurance	499	1,059	780	324	132
Other	6,896	5,854	5,130	1,305	1,074
Total Noninterest Expense	$38,648	$36,791	$34,070	8,609	8,499

Financial Performance – Capital


Book Value Per Share
$9.00
$8.50
$8.00
$7.50
$7.00
2002
2003
2004
1Q 04
1Q 05

	December 31,			First Quarter	
	2002	2003	2004	2004	2005
Shareholders' Equity (000's)	$70,774	$71,126	$78,809	$74,259	$80,109
Book Value Per Share	7.99	8.01	8.64	8.27	8.74
Capital Ratios:					
Leverage	8.42%	9.03%	8.74%	8.72%	8.77%
Risk Based Capital:					
Tier 1	10.38	10.33	9.88	10.16	9.76
Total	12.55	12.74	11.91	12.43	12.57

Looking Ahead – 2005 and Beyond

- Work Our Strategic Plan
  - Increase fully diluted net income per share in 2005 by better than 25%
  - Goal within three years – 15% ROE, 1% ROA
  - Strong growth in construction and commercial loans
  - Increase dividend payout when appropriate
  - Increase indirect lending production
- Build Deposits
  - Cross-sell existing customers
  - Targeted advertising
- Focus on Branches
  - Resume branching
    - 1 Branch opens 2005
    - Exploring other sites

Looking Ahead – 2005 and Beyond – cont.

- Add an Insurance Agency
- Increase Net Interest Income
- Manage Costs
- Anticipate Strong Earnings Growth in '05 and Beyond

Financial Performance

Commercial and Construction Loans

($ in millions)

	Years Ending December 31,			Quarter Ending	
	2003	2004	% Increase	March 31	% Increase
Commercial Financial and Real Estate Loans	$ 157.1	$ 184.6	17.5%	$ 197.3	6.9 %
Net Charge-Offs	1.3	-	N/M	-	N/M
Net Charge-Offs to Average Loans Outstanding	.93%	(.04)%	-	(.18) %	-
Construction Loans	$ 120.2	$ 162.2	34.9%	$ 172.6	6.4 %
Net Charge-Offs	-	-	-	-	-
Net Charge-Offs to Average Loans Outstanding	-%	-%	-	-	-

N/M – Not Meaningful

Financial Performance

Consumer Loans

($ in millions)

	Years Ending December 31,			Qtr. Ending	
	2003	2004	% Charge	Mar 31, '04	% Charge
Total Consumer Loans[1]	$ 448.1	$ 520.5	16.2%	$533.5	2.5%
Consumer Loans	413.1	490.5	18.7	498.5	1.6
Net Charge-Offs to Average Loans Outstanding	.63%	.47%	-	.44%	-
Loan Production (indirect only)	$ 336	$ 448	33.3	$ 113	3.2[2]
Loan Servicing Volume (indirect only)	184.8	232.5	25.8	245.8	5.7

1) *Includes indirect consumer loans and loans held-for-sale*

2) *Compare to 1Q 04*

FIDELITY SOUTHERN CORPORATION

Shareholders' Meeting

Atlanta, Georgia
April 28, 2005


Atlanta

"The Number One Community Bank With The Best Customer Service In Town"